                       SkyWay Communications Holding Corp.

                             SUBSCRIPTION AGREEMENT

        1. General:

        This Subscription Agreement sets forth the terms under which the undersigned ("Investors" or individually ""Investor") will invest in SkyWay
Communications Holding Corp., a Florida corporation ("Corporation"). This subscription is for shares of common stock in the Corporation (the "Shares") at
$0.22 per share. Each Share is payable in cash upon execution of this
Subscription Agreement. Execution of this Subscription Agreement by the Investor shall constitute an offer by the Investor to subscribe for the Shares set forth in this Subscription Agreement on the terms and conditions specified herein. The
Corporation reserves the right to reject such subscription offer, or, by executing a copy of this Subscription Agreement, to accept such offer. If the
Investor's offer is accepted, the Corporation will execute this Subscription
Agreement and return an executed copy of the Subscription Agreement to the
Investor. If the Investor's offer is rejected, the payment accompanying this
Subscription Agreement will be returned, with the notice of rejection.

              THE SHARES ARE OFFERED TO ACCREDITED INVESTORS ONLY.

        2. Acceptance of Subscription Agreement:

        It is understood and agreed by the undersigned that the Corporation will have the unconditional right to reject this Subscription, in whole or in part, if it believes that the undersigned is not an Accredited Investor as defined in
Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended, or a person who alone or with his Purchaser Representative as defined in Regulation D does not have such knowledge and experience in financial and business matters or is otherwise incapable of evaluating the merits and risks of this prospective investment, or for any other reason.

        3. Responsibility and Indemnification:

        The Corporation will exercise its best judgment in the conduct of all matters arising under this Subscription Agreement. The undersigned acknowledges that he understands the meaning and legal consequences of the representations and warranties contained herein, and he hereby agrees to indemnify and hold harmless the Corporation, and its officers, directors, shareholders and employees, or any professional advisor or entity thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees, to which said entities and persons may be put or which they may incur by reason of, or in connection with, any misrepresentation made by the
Investor, any breach of any of his warranties, or his failure to fulfill any of his covenants or agreements under this Subscription Agreement.

        4. Survival of Representations, Warranties, Covenants and Agreements:

        The representations, warranties, covenants and agreements contained herein shall survive the delivery of, and the payment for, the Shares, including:

                                                                Page 1 of 6

NOTICE TO INVESTORS: ACCESS TO INFORMATION

        o THE COMPANY SHALL PROVIDE THE FOLLOWING TO EACH INVESTOR OR HIS AGENT,
          DURING THIS PRIVATE PLACEMENT AND PRIOR TO THE SALE OF SHARES: (1) ACCESS
          TO ALL BOOKS AND RECORDS OF THE COMPANY; (2) ACCESS TO ALL MATERIAL
          CONTRACTS AND DOCUMENTS RELATING TO THE TRANSACTIONS CONCERNING COMPANY'S
          OPERATIONS; (3) That the Company has not prepared a comprehensive offering memorandum in connection with the offering of the Shares and therefore that the undersigned is responsible for making the undersigned's own independent investigation of the Company and its prospects; (4) that the undersigned has been given access to full and complete information regarding the
          Company and has utilized such access to his satisfaction for the purpose of obtaining information; AND (5) THE OPPORTUNITY TO ASK QUESTIONS OF, AND
          RECEIVE ANSWERS FROM, ANY PERSON AUTHORIZED TO ACT ON BEHALF OF THE COMPANY
          CONCERNING ANY ASPECT OF THE INVESTMENT, AND TO OBTAIN ANY ADDITIONAL
          INFORMATION, TO THE EXTENT THE COMPANY POSSESSES SUCH INFORMATION OR CAN
          DEVELOP IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, NECESSARY TO VERIFY THE
          ACCURACY OF THE INFORMATION CONTAINED IN THE COMPANY'S SEC FILINGS. AN
          INVESTOR WILL BE PROVIDED WITH SUCH ACCESS AND OPPORTUNITY IN ADDITION TO
          BEING FURNISHED WITH ACCESS TO ALL OF THE COMPANY'S SEC FILINGS.

          Prospective Investors and their investment advisors and Purchaser
          Representatives are invited to review at the offices of the Corporation at any reasonable hour, after reasonable prior notice, any materials available to the Corporation relating to the Corporation or the Shares. The
          Corporation will answer all inquiries from prospective Investors or their
          Investment Advisors and Purchaser Representatives concerning the
          Corporation, and any other matters relating to the creation of the
          Corporation and the offering and sale of the Shares. Prospective Investors are also invited to visit the offices of the Corporation at their own expense.

        o THE INVESTORS UNDERSTANDS THAT UNTIL REGISTERED AS PROVIDED IN PARAGRAPH
          10, THERE ARE SUBSTANTIAL RESTRICTIONS ON THE TRANSFERABILITY OF THE
          SHARES.

        o The following special provisions are applicable solely to investors offered or sold Shares in the particular states indicated:

          Florida: Any sale of these Shares in Florida is voidable by the purchaser in such sale within 3 days after the first tender of consideration is made by such purchaser to SkyWay or an agent of
          SkyWay after delivery of this Subscription Agreement.

                                                                Page 2 of 6

        5. Suitability Questions:

        Please check the appropriate line below in order that the Corporation may determine if you are an Accredited Investor. NOTE: You must be an Accredited
Investor to acquire Shares in this offering.

The undersigned warrants and certifies that the undersigned is an Accredited
Investor as that term is defined in Regulation D promulgated under the U. S.
Securities Act of 1933, by virtue of the undersigned's qualification under on or more of the following categories [please check the appropriate space or spaces]:

        XX   The undersigned is a corporation, organization described in section
501(c) (3) of the United States Internal Revenue Code, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.00.

        XX   The undersigned is a director or executive officer of the
Corporation.

All Accredited Investors must initial the following:

        XX   I understand that the representations contained in this section are made for the purpose of qualifying me as an Accredited Investor as that term is defined pursuant to Regulation D under the Securities Act of 1933, as amended, for the purpose of inducing a sale of securities to me. I hereby represent that the statement or statements initialed above are true and correct in all respects. I understand that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim against me for damages.

ALL INVESTORS MUST ANSWER THE FOLLOWING QUESTIONS!

        a. Do you think you have sufficient knowledge and expertise in investing that you are capable of evaluating the merits and risks associated with investing in the Corporation?

        Yes  XX   No ___   If so, why? ________________________

        b. Have you consulted your own tax advisor who has advised you of all tax aspects associated with your investment in the Shares, such that you fully understand all such aspects and have no questions with respect thereto?

        Yes  XX   No ___   If not, why? _________________________

        c. Do you understand that you will not be able to resell the Share(s) which you purchase, unless you do so in an exempt transaction or until the shares are registered under Paragraph 12.

        Yes  XX   No ___

                                                                Page 3 of 6

        d. Do you understand that there is no assurance of any financial return on this investment and that you run the risk of losing your entire investment?

        Yes  XX   No ___

        e. Are you aware that you have the opportunity to inspect the Corporation's financial records, documents, agreements and other records?

        Yes  XX   No ___

        f. Do you understand that this investment is currently illiquid?

        Yes  XX   No ___

        g. Are you acting for your own account?

        Yes  XX   No ___, If No complete the following:

        (1) Capacity in which you are acting (agent, trustee or otherwise):

            Director

        (2) Name, address and telephone number(s) of person(s) you represent:

            duPont Fund 57289 Inc, Apartado 10455-1000, San Jose, Costa Rica

        6. Notices:

        Any and all notices, designations, consents, offers, acceptances or any other communication provided for herein shall be given in writing by registered or certified mail which shall be addressed to the address appearing on the books of the Corporation or to such other address as may be designated in writing.

        7. Miscellaneous:

        This Subscription Agreement shall be governed by and construed and accordance with the laws of the State of Florida, both substantive and remedial.
The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Subscription
Agreement. This Subscription Agreement shall be enforceable in accordance with its terms and be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, executors and administrators, but this Subscription Agreement and the respective rights and obligations of the parties hereunder shall not be assignable by any party hereto without the prior written consent of the other. This Subscription Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof; supersedes all prior negotiations, letters and understandings relating to the subject matter hereof; and cannot be amended, supplemented or modified except by an instrument in writing signed by the party against whom enforcement of any such amendment, supplement or modification is sought. In the event of any litigation between the parties to this Subscription

                                                                Page 4 og 6

Agreement relating to, or arising out of, this Subscription Agreement, the prevailing party shall be entitled to an award of reasonable attorney's fees and costs, trial and appellate levels. The failure or finding of invalidity of any provision of this Subscription Agreement shall in no manner affect the right to enforce the other provisions of same, and the waiver by any party of any breach of any provision of this Subscription Agreement shall not be construed to be a waiver by such party of any subsequent breach of any other provision.

        8. Subscription Amount and Payments:

        Investor hereby subscribes for thirty one million, eight hundred eighteen thousand, one hundred eighty one (31,818,181) of Shares for a total purchase price of $7,000,000 (31,818,181 x $0.22) and hereby submits payment in the amount and schedule made payable to SkyWay Communications Holding Corp. as indicated below:

$1,000,000      Payment not later than September 6, 2004 for 4,545,454 shares
$1,000,000      Payment by September 13, 2004 for 4,545,454 shares
$1,000,000      Payment by September 20, 2004 for 4,545,454 shares
$1,000,000      Payment by September 27, 2004 for 4,545,456 shares
$1,000,000      Payment by October 4, 2004 for 4,545,454 shares
$1,000,000      Payment by October 11, 2004 for 4,545,454 shares
$1,000,000      Payment by October 18, 2004 for 4,545,454 shares

        9. THE UNDERSIGNED HEREBY REPRESENTS HE HAS READ THIS ENTIRE SUBSCRIPTION
AGREEMENT.

        10. Registration Rights:

The Corporation grants to the Investor for any shares of common stock purchased hereunder piggyback registration rights on Form SB-2 or such other form as may be applicable pursuant to the Securities Act of 1933 as amended. The Corporation shall pay all expenses in connection with the registration of shares of common stock of the Investor.

To the best of my knowledge and belief, the above information supplied by me is true and correct in all respects.

TYPE OF INVESTMENT / INVESTOR:

_____ TRUST                             _____ TENANTS - IN - COMMON

 XX CORPORATION                       _____ PARTNERSHIP

THE NAME OF THE OWNER OF THE SHARE(S) SHOULD BE MADE OUT ON THE CERTIFICATE IN
THE FOLLOWING MANNER (PLEASE PRINT):

        duPont Fund 57289, Inc

                                                                Page 6 of 6

SIGNATURE PAGE TO
SUBSCRIPTION AGREEMENT FOR
SkyWay Communications Holding Corp.

        IN WITNESS WHEREOF, the undersigned has executed this Subscription
Agreement this 16 day of August 2004.

AGREED AND ACCEPTED:

Investor #1 Signature___________________________________________________________

Print or Type Name   Richard DuPont, Jr

Social Security Number or Federal Tax ID Number     XXXXX

Street Address    Apartado 10455-1000

City, State, Zip  San Jose, Costa Rica

AGREED AND ACCEPTED:

SkyWay Communications Holding Corp., a Florida corporation

By: James S. Kent

Its:CEO

Date:August 15, 2004